Prepayment, Other Receivables And Other Current Assets, Net - Schedule of Prepayment and Other Current Assets (Details)	Dec. 31, 2025 HKD ($)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 HKD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 HKD ($)
Schedule Of Prepayment And Other Current Assets Abstract
Prepayments to suppliers	$ 29,385,651	$ 3,775,475	$ 24,384,141
Other receivables – related party	1,504,691	193,323
Others	4,920	632	3,589
Total	30,895,262	3,969,430	24,387,730
Allowance for expected credit losses	(60,720)	(7,801)
Total, net	$ 30,834,542	$ 3,961,629	$ 24,387,730